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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             FORM 8-K CURRENT REPORT

                   Pursuant to Regulation FD Rules 100 and 101


                                  March 1, 2001
                Date of Report (Date of earliest event reported)

                        Commission File Number 000-23177


                              TRAVELOCITY.COM INC.
             (Exact name of Registrant as specified in its charter)


          Delaware                                          75-2855109
(State or other jurisdiction of                            (IRS Employer
 incorporation or organization)                        Identification Number)


                             15100 Trinity Boulevard
                             Fort Worth, Texas 76155
              (Address of principal executive offices -- zip code)

       Registrant's telephone number, including area code: (817) 785-8000

                            4200 Buckingham Boulevard
                                     MD 1400
                         Fort Worth, Texas 76155 (Former
              name or former address, if changed since last report)


Item 9. Regulation FD Disclosure

         The registrant Travelocity.com Inc. ("Travelocity") announced on February 28, 2001 that it will charge a $10 service fee on all Northwest Airlines ("Northwest") and KLM Royal Dutch Airlines ("KLM") air travel tickets sold by Travelocity effective March 1, 2001. The announcement comes after Northwest and KLM eliminated commissions paid on Internet ticket sales effective March 1, 2001.

         Additional information on the foregoing and related subjects - including "Question and Answer" formatted information and Travelocity's February 28, 2001 press release announcing the $10 service fee - is available on the "Investor Relations" page of Travelocity's Web site at www.travelocity.com.

Cautionary Statement Regarding Forward-Looking Statements

         Travelocity's statements that are not purely historical facts, including statements about anticipated or expected future revenue and earnings growth and profitability, are forward-looking statements within the




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meaning of Section 27A of the Securities Act of 1933, as amended, and Section
21E of the Securities Exchange Act of 1934, as amended. All such forward-looking statements are based only upon information available to Travelocity on the date of this report. All such forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described, including risks related to additional elimination or reduction of commissions paid by travel suppliers which could reduce Travelocity's revenues; risks associated with travel industry consolidation, including strategic alliances and consortia (including travel supplier consortia); risks relating to Travelocity's relationships with Sabre Holdings Corporation and its affiliates (including the risks of potential conflicts of interest); risks associated with the continued use and growth of the Internet and, relatedly, the extent of acceptance and profitability of online commerce; and risks relating to Travelocity's technology, including Travelocity's ability to rapidly develop and achieve market acceptance of new products and services, and related risks that rapid technological changes may render Travelocity's technology obsolete or decrease the attractiveness of its existing products and services relative to the products and services, respectively, of its competitors.

         Further information about risks and uncertainties that could affect Travelocity's financial and other results is included in Travelocity's other documents filed with, or furnished to, the Securities and Exchange Commission. Travelocity undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on forward-looking statements.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                 TRAVELOCITY.COM INC.


Dated: March 1, 2001             By: /s/ Andrew B. Steinberg
                                     -------------------------------------------
                                     Andrew B. Steinberg
                                     Executive Vice President
                                     Administration, General
                                     Counsel and
                                     Corporate Secretary